POWER OF ATTORNEY
     I, W. Humphrey Bogart, Trustee of American Beacon Master Trust, the American Beacon Funds, the American Beacon Mileage Funds, and the American Beacon Select Funds (collectively, the “Trusts”), hereby constitute and appoint William F. Quinn, Gene L. Needles, Jr. and Rosemary K. Behan my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any registration statement on Form N-1A or Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 27th day of May, 2009.

/s/ W. Humphrey Bogart W. Humphrey Bogart, Trustee

POWER OF ATTORNEY
     I, Brenda A. Cline, Trustee of American Beacon Master Trust, the American Beacon Funds, the American Beacon Mileage Funds, and the American Beacon Select Funds (collectively, the “Trusts”), hereby constitute and appoint William F. Quinn, Gene L. Needles, Jr. and Rosemary K. Behan my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any registration statement on Form N-1A or Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 27th day of May, 2009.

/s/ Brenda A. Cline Brenda A. Cline, Trustee

POWER OF ATTORNEY
     I, Eugene Duffy, Trustee of American Beacon Master Trust, the American Beacon Funds, the American Beacon Mileage Funds, and the American Beacon Select Funds (collectively, the “Trusts”), hereby constitute and appoint William F. Quinn, Gene L. Needles, Jr. and Rosemary K. Behan my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any registration statement on Form N-1A or Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 27th day of May, 2009.

/s/ Eugene Duffy Eugene Duffy, Trustee

POWER OF ATTORNEY
     I, Thomas Dunning, Trustee of American Beacon Master Trust, the American Beacon Funds, the American Beacon Mileage Funds, and the American Beacon Select Funds (collectively, the “Trusts”), hereby constitute and appoint William F. Quinn, Gene L. Needles, Jr. and Rosemary K. Behan my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any registration statement on Form N-1A or Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 27th day of May, 2009.

/s/ Thomas Dunning Thomas Dunning, Trustee

POWER OF ATTORNEY
     I, Alan D. Feld, Trustee of American Beacon Master Trust, the American Beacon Funds, the American Beacon Mileage Funds, and the American Beacon Select Funds (collectively, the “Trusts”), hereby constitute and appoint William F. Quinn, Gene L. Needles, Jr. and Rosemary K. Behan my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any registration statement on Form N-1A or Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 27th day of May, 2009.

/s/ Alan D. Feld Alan D. Feld, Trustee

POWER OF ATTORNEY
     I, Richard A. Massman, Trustee of American Beacon Master Trust, the American Beacon Funds, the American Beacon Mileage Funds, and the American Beacon Select Funds (collectively, the “Trusts”), hereby constitute and appoint William F. Quinn, Gene L. Needles, Jr. and Rosemary K. Behan my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any registration statement on Form N-1A or Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 27th day of May, 2009.

/s/ Richard A. Massman Richard A. Massman, Chairman

POWER OF ATTORNEY
     I, R. Gerald Turner, Trustee of American Beacon Master Trust, the American Beacon Funds, the American Beacon Mileage Funds, and the American Beacon Select Funds (collectively, the “Trusts”), hereby constitute and appoint William F. Quinn, Gene L. Needles, Jr. and Rosemary K. Behan my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any registration statement on Form N-1A or Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 27th day of May, 2009.

/s/ R. Gerald Turner R. Gerald Turner, Trustee

POWER OF ATTORNEY
     I, Paul J. Zucconi, Trustee of American Beacon Master Trust, the American Beacon Funds, the American Beacon Mileage Funds, and the American Beacon Select Funds (collectively, the “Trusts”), hereby constitute and appoint William F. Quinn, Gene L. Needles, Jr. and Rosemary K. Behan my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any registration statement on Form N-1A or Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 27th day of May, 2009.

/s/ Paul J. Zucconi Paul J. Zucconi, Trustee